Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements about our business plans and goals, including statements regarding the strength of our business, our Good Sam offerings, and our long-term plan. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: general economic conditions, including inflation and interest rates; the availability of financing to us and our customers; fuel shortages or high prices for fuel; the success of our manufacturers; changes in consumer preferences; competition in our industry; risks related to acquisitions, new store openings and expansion into new markets; our failure to maintain the strength and value of our brands; our ability to manage our inventory; fluctuations in our same store sales; the cyclical and seasonal nature of our business; risks related to the cybersecurity incident announced in February 2022; our dependence on the availability of adequate capital and risks related to our debt; risks related to COVID-19; our ability to execute and achieve the expected benefits of our cost cutting or restructuring initiatives; our reliance on our fulfillment and distribution centers; natural disasters, including epidemic outbreaks; our dependence on our relationships with third party suppliers and lending institutions; risks associated with selling goods manufactured abroad; our ability to retain senior executives and attract and retain other qualified employees; risks associated with leasing substantial amounts of space; risks associated with our private brand offerings; we may incur asset impairment charges for goodwill, intangible assets or other long-lived assets; tax risks; regulatory risks; data privacy and cybersecurity risks; risks related to our intellectual property; the impact of ongoing or future lawsuits against us and certain of our officers and directors; and risks related to our organizational structure. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2022 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Camping World’s own estimates and research. Camping World’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. The independent industry publications used in this presentation were not prepared on the Company’s behalf. While the Company is not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projects involve risk and uncertainties and are subject to change based on various factors. 2

Emergency programs | Roadside Assistance, TravelAssist Financial Protection programs | Extended Service Plan, GS Insurance Agency Tire & Maintenance programs | Paint & Fab, Tire & Wheel ▪ Good Sam Campgrounds ▪ Good Sam Membership ▪ Travel Guides 1. PROTEC TION PROGRAMS ▪ Coast to Coast Resorts ▪ Good Sam Credit Card ▪ Magazine ▪ RV Rentals 2. CAMPGROUNDS & DESTINATIONS 3. LOYALTY 4. PUBLISHING - WILDSAM 3

4 Deconstructing Good Sam Sources of Revenue* 17% 32% 51% |Business Center * This is based on Roadside Assistance and Tire & Wheel Protection, for the trailing-twelve-month period ended as of September 30, 2023, for illustrative purposes only. Camping World Dealerships & Retail of 17% represents percentage of Good Sam revenue generated by dealerships and retail directly. Camping World Data / Good Sam CRM Activities of 32% represents percentage of Good Sam revenue generated through marketing activities based on active customers from dealerships and retail. Outdoor Enthusiast of 51% represents Good Sam revenue generated where Roadside Assistance and Tire & Wheel Protection were the first purchase within Camping World and Good Sam.

BUSINESS MISSION G O O D S A M PROTECT REWARD ENGAGE EMERGENCY FINANCIAL MAINTENANCE 5

GOOD SAM SERVICES AND PLANS REVENUE 2016 –3Q23 TTM 1 ($ in millions) GOOD SAM SERVICES AND PLANS GROSS MARGIN 2016 –3Q23 TTM 1 6 '16 – 3Q’23 TTM CAGR: 4% $153 $162 $173 $180 $181 $181 $192 $195 2016 2017 2018 2019 2020 2021 2022 3Q23 TTM 54% 55% 56% 57% 60% 60% 63% 69% 2016 2017 2018 2019 2020 2021 2022 3Q23 TTM

7 Insurance, Travel Assist and Financing Gross Profit CAGR: 8% Roadside Assistance + Tire/Wheel Prot. Gross Profit CAGR: 14% Extended Service Plan Gross Profit CAGR: 13% Total Good Sam Gross Profit CAGR: 8% ($ in millions) $39 $43 $47 $49 $50 $31 $34 $38 $41 $42 79% 79% 82% 84% 83% 2019 2020 2021 2022 TTM3Q23 Revenue Gross Profit Gross Margin $61 $64 $70 $78 $79 $35 $38 $39 $48 $58 57% 60% 55% 62% 73% 2019 2020 2021 2022 TTM3Q23 Revenue Gross Profit Gross Margin $39 $41 $36 $38 $41 $19 $23 $24 $26 $30 50% 58% 66% 68% 73% 2019 2020 2021 2022 TTM3Q23 Revenue Gross Profit Gross Margin $180 $181 $181 $192 $195 $101 $108 $108 $120 57% $134 60% 60% 63% 69% 2019 2020 2021 2022 TTM3Q23 Revenue Gross Profit Gross Margin

8 375,000 416,000 472,000 494,000 464,000 521,000 568,000 446,000 385,000 $144,143 $152,778 $161,888 $172,660 $179,538 $180,977 $180,722 $192,128 $194,918 $79,804 $82,611 $88,269 $96,619 $101,484 $108,039 $107,845 $120,162 $133,640 2015 2016 2017 2018 2019 2020 2021 2022 TTM23Q3 New Registrations Good Sam Services and Plans Revenue Good Sam Services and Plans Gross Profit ($ in 000s) ($ in 000s)

9 2023 Q3 Earnings Release DFC loans are ~3X more profitable vs. third-party loans CAF contributes significantly to KMX overall EBITDA Source: Capital IQ ($ in mm) FY19 FY20 FY21 FY22 FY23 TTM KMX EBITDA $1,371 $1,454 $1,285 $1,805 $1,000 $1,012 CAF Revenue 973 1,104 1,142 1,297 1,442 1,617 CAF Interest Expense (289) (358) (314) (229) (310) (575) CAF Direct Expenses (245) (290) (265) (266) (468) (497) CAF Contribution $439 $456 $563 $802 $663 $545 CAF as % of EBITDA 32% 31% 44% 44% 66% 54%

10 10 Camping World Contribute $5.0mm in exchange for participation rights in the economics deriving from loans originated. Lending Partner ▪ Utilize lending partner’s intellectual properties and services including but not limited to: ▪ warehouse facility ▪ credit decisioning and underwriting technology ▪ servicing Good Sam Financial Services ▪ Consumer lending options branded Good Sam ▪ Full spectrum lender for 16 pilot rooftops ▪ Partial interest in future loan cash flows Objectives: 1. Test if there is better attachment in financing and product index due to brand affinity 2. Provide better economics among other near-prime/non-prime lenders 3. Fill some of the green space as it relates to lenders in the non-prime spectrum 4. Capture additional customers we may not have otherwise due to the ease of use of the lending partner’s application process 5. Better understand the capital market operations in takeout events 6. Drive RV sales volume with a competitively priced program